Exhibit 99.5


                      LEXINGTON CORPORATE PROPERTIES TRUST
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                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER


Purpose

               The Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of Lexington Corporate Properties Trust (the "Trust") is appointed by the Board (1) to identify individuals qualified to become trustees and/or executive officers, and to recommend that the Board nominate such individuals for election as trustees and/or executive officers at the next annual meeting of shareholders or at other appropriate times; (2) to develop and recommend to the Board a set of corporate governance guidelines applicable to the Trust; (3) to lead the Board in its annual review of the Board, the Board Committees, the trustees individually and the executive officers; and (4) to recommend trustees to the Board to serve on all other committees of the Board.

Committee Membership

               The Committee shall consist of no fewer than three members. The members of the Committee shall each meet the independence requirements set forth in the listing standards of the New York Stock Exchange (the "NYSE") and any other applicable laws, rules or regulations, including, without limitation, any rules promulgated by the Securities and Exchange Commission (the "SEC").

               The members of the Committee shall be appointed, removed and replaced by, and in the sole discretion of, the Board. The Board shall designate one member of the Committee to serve as the chairperson of the Committee.

Committee Operating Procedures

               The Committee shall hold a regular meeting once per quarter, and such additional meetings as the Committee members deem necessary or appropriate. The Committee shall report to the Board following all regular meetings and at such other times as the Committee members deem necessary or appropriate. The Secretary or an Assistant Secretary of the Trust, or a designee thereof, or another person designated by the Committee acting in coordination with the Secretary of the Trust, shall record minutes of all Committee meetings, and such minutes shall be maintained with the books and records of the Trust.

               The Committee shall fix such additional rules or procedures for the conduct of its business pursuant to this Charter as the Committee members deem necessary or appropriate. Any such additional rules or procedures shall be consistent with the Declaration of Trust and By-Laws of the Trust and this Charter, in each case as in effect from time to time, and shall be filed with this Charter in the books and records of the Trust.

               The Committee may form and delegate authority to subcommittees when and as the Committee deems necessary and appropriate, except as may be otherwise provided by this Charter.


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Committee Authority and Responsibilities

        1. The Committee shall actively seek individuals qualified to become trustees and/other executive officers, and shall recommend that the Board nominate such individuals for election as trustees and/or executive officers at the next annual meeting of shareholders or at other appropriate times.

        2. The Committee shall receive comments from all trustees and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year.

        3. The Committee shall develop a pool of potential candidates for election as trustees and/or executive officers for consideration in the event of a vacancy.

        4. The Committee shall regularly review the performance of incumbent trustees, members of Board committees and executive officers, in determining whether to recommend that they be nominated for reelection and consider and report annually to the Board regarding the performance, contribution and efficacy of the Board as a whole, each of the Board Committees, the trustees individually (including, where applicable, in their respective capacities as members of Board committees) and the executive officers.

        5. The Committee shall make recommendations to the Board regarding corporate governance matters and practices including the effectiveness of the Board, its committees and individual directors.

        6. In light of the operating requirements of the Trust and existing social attitudes and trends, the Committee shall make recommendations to the Board annually concerning the size, composition and structure of the Board, including but not limited to:

               a.     retirement policies for non-employee trustees;

               b.     the desirable ratio of employee and non-employee trustees;

               c.     the desirability of diversity on the Board;

               d.     the perceived need for particular strengths;

               e. the appropriate level of and forum for interaction between management and other employees of the Trust and the trustees;

               f.     the adequacy of the number of Board meetings per year; and

               g. the format of Board meetings, including non-board attendance and the need for executive sessions.

        7. The Committee shall review and make recommendations to the Board regarding the nature and duties of the Board's committees, including but not limited to:


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               a.     the charter, duties and powers of the Board's committees
                      according to the existing and planned objectives of the Trust;

               b.     the adequacy of the number of committee meetings per year;

               c. the format of committee meetings and recommendations for the improvement of such meetings;

               d. the perceived need for particular strengths on each of the committees;

               e. the appropriate level of and forum for interaction between management and other employees and each of the committees;

               f.     the term of office for committee members; and

               g. a policy of periodic rotation of the trustees among the committees, and any limitations on the number of consecutive years a trustee should serve on any committee.

        8. The Committee shall annually review and approve (subject to shareholder approval, if required) or recommend that the Board approve all plans or policies of the Trust regarding the compensation of the trustees in connection with their service on the Board and on any Board Committees, if applicable, including incentive-compensation plans and equity-based plans (the "Compensation Plans").

        9. The Committee shall annually review and approve, for the trustees in connection with their service on the Board and on any Board Committees, if applicable, (a) the annual retainer level, (b) the annual incentive opportunity level, (c) any long-term incentive opportunity level, and (d) any special or supplemental benefits.

        10. The Committee shall have authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of the trustees in connection with their service on the Board and on any Board Committees and shall have authority to approve the consultant's fees and other retention terms.

        11. The Committee shall develop and recommend to the Board a set of corporate governance guidelines applicable to the Trust (the "Guidelines"). The Guidelines shall address the following matters:

               a. qualifications for membership on the Board and each of its standing committees, based on such criteria as: (i) business and/or technical experience and expertise, (ii) relationships with members, management of the Trust, (iii) ownership of interests in the Trust and (iv) the independence and expertise standards mandated by the rules and regulations of the SEC, the listing standards of the NYSE and any applicable Federal or State laws, rules and regulations;


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               b.     basic duties and responsibilities of the Board and the
                      trustees;

               c. ability of the Board and the trustees to access the members management of and independent advisors to the Trust;

               d. compensation of the trustees for service on the Board and its committees;

               e. orientation and continuing education requirements for trustees;

               f.     management succession policies;

               g. policies governing the selection, and review of the performance, of the Trust's chief executive officer(s); and

               h. annual review and evaluations of the performance of the Board as a whole, the Board Committees and the trustees individually (including, where applicable, in their respective capacities as members of Board committees).

        12. The Committee shall review and assess the adequacy of the Guidelines and recommend any proposed changes to the Board for approval.

        13. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

        14. The Committee shall have the authority to engage independent counsel and other advisors, as the Committee members deem necessary and appropriate to carry out the Committee's duties under this Charter.

        15. The Committee shall have authority to retain and terminate any search firm to be used to identify candidates for election as Trustees and shall have authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to request that any trustee, officer or employee of the Trust, the Trust's outside counsel or the public accounting firm employed by the Trust attend any meeting of the Committee.

        16. The Committee have such additional authority, duties and responsibilities as may be granted or assigned to the Committee by the Board from time to time or as may be designated in any documents governing the Compensation Plans.


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